                                                                    EXHIBIT 99.2

                              REAL TIME LOGIC, INC.
                                       dba
                                    RT Logic!

                               [Logo Appears Here]

                              FINANCIAL STATEMENTS
                                       AND
                            SUPPLEMENTARY INFORMATION
                                      WITH
                          INDEPENDENT AUDITOR'S REPORT

                        MARCH 29, 2002 AND MARCH 30, 2001

                      [Logo of Biggs Kofford Appears Here]


To the Board of Directors and Stockholders
Real Time Logic, Inc., dba RT Logic!
Colorado Springs, Colorado

We have audited the accompanying balance sheets of Real Time Logic, Inc., dba RT Logic! (a Colorado corporation), as of March 29, 2002, and March 30, 2001, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Real Time Logic, Inc., dba RT Logic!, as of March 29, 2002, and March 30, 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Biggs, Kofford & Co., P.L.

May 20, 2002

                              REAL TIME LOGIC, INC.
                                 dba RT LOGIC !
                                 BALANCE SHEETS
                        MARCH 29, 2002 AND MARCH 30, 2001

ASSETS                                                                    2002                     2001
------
                                                                --------------------------------------------------
Current assets:
Cash and cash equivalents                                        $     3,987,139           $    2,178,417
-----------------------------------------------------------------
Accounts receivable                                                    1,202,162                1,710,766
-----------------------------------------------------------------
Income taxes receivable                                                   26,516                   81,293
-----------------------------------------------------------------
Costs and estimated earnings in excess of billings
 on uncompleted contracts                                              2,443,065                1,069,970
 ----------------------------------------------------------------
Inventory                                                                480,793                  423,014
-----------------------------------------------------------------
Prepaid expenses and other current assets                                 34,897                   23,420
-----------------------------------------------------------------
Deferred tax asset                                                       264,000                  244,000
------------------------------------------------------------------------------------------------------------------
 Total current assets                                                  8,438,572                5,730,880
 -----------------------------------------------------------------------------------------------------------------
Property and equipment:
Computers and related equipment                                          465,854                  367,929
-----------------------------------------------------------------
Office furniture and equipment                                            43,743                   25,883
-----------------------------------------------------------------
Leasehold improvements                                                   446,890                  155,392
------------------------------------------------------------------------------------------------------------------
                                                                         956,487                  549,204
Less accumulated depreciation                                           (320,437)                (182,014)
------------------------------------------------------------------------------------------------------------------

                                                                         636,050                  367,190
                                                                --------------------------------------------------

Other assets:
Goodwill, net of accumulated amortization
 of $530,247 and $477,222 respectively                                        -                    53,025
 ----------------------------------------------------------------
Deferred tax asset                                                         7,000                   12,000
-----------------------------------------------------------------
Due from related party                                                        -                     9,380
------------------------------------------------------------------------------------------------------------------

                                                                           7,000                   74,405
                                                                --------------------------------------------------


Total assets                                                      $    9,081,622           $    6,172,475
----------------------------------------------------------------==================================================

            The accompanying notes and independent auditor's report
                 should be read with this financial statement.

LIABILITIES AND STOCKHOLDERS' EQUITY                                            2002                   2001
------------------------------------                                     --------------------   --------------------
Current liabilities:
Accounts payable                                                          $       671,029        $       261,377
---------------------------------------------------------------------
Accrued wages, benefits and payroll taxes                                         282,426                300,059
---------------------------------------------------------------------
Commissions payable                                                               132,433                113,103
---------------------------------------------------------------------
Bonuses payable                                                                   787,000                     -
---------------------------------------------------------------------
Other accrued liabilities                                                          51,091                 22,601
---------------------------------------------------------------------
Warranty and extended maintenance liability                                       545,508                545,508
---------------------------------------------------------------------
Income taxes payable                                                                   -                  18,379
---------------------------------------------------------------------
Billings in excess of costs and estimated
     earnings on uncompleted contracts                                          1,208,357              1,141,674
     ----------------------------------------------------------------    --------------------   --------------------

     Total current liabilities                                                  3,677,844              2,402,701
     ----------------------------------------------------------------    --------------------   --------------------


Stockholders' equity:
Common stock, no par value; 25,000,000 shares
     authorized; 1,056,640 and 1,055,000 shares
     ----------------------------------------------------------------
     issued and outstanding, respectively                                         483,797                480,872
     ----------------------------------------------------------------
Retained earnings                                                               4,919,981              3,288,902
---------------------------------------------------------------------    --------------------   --------------------

                                                                                5,403,778              3,769,774
                                                                         --------------------   --------------------


Total liabilities and stockholders' equity                                $     9,081,622        $     6,172,475
---------------------------------------------------------------------    ====================   ====================




            The accompanying notes and independent auditor's report
                  should be read with this financial statement.

                              REAL TIME LOGIC, INC.
                                 dba RT LOGIC !
                              STATEMENTS OF INCOME
                  YEARS ENDED MARCH 29, 2002 AND MARCH 30, 2001

                                                                             2002                   2001
                                                                    ----------------------------------------------
Contract revenue                                                      $  12,586,254           $  10,563,124
---------------------------------------------------------------------

Cost of contract revenue                                                  6,432,614               5,493,070
-------------------------------------------------------------------------------------------------------------------

Gross profit                                                              6,153,640               5,070,054
---------------------------------------------------------------------

Operating expenses:
 Selling, general and administrative expenses                             1,974,662               1,650,370
 --------------------------------------------------------------------
 Research and development costs                                           1,168,863               1,065,055
 --------------------------------------------------------------------
 Special bonus                                                              525,000                 525,000
 ------------------------------------------------------------------------------------------------------------------

Income from operations                                                    2,485,115               1,829,629
-------------------------------------------------------------------------------------------------------------------

Other income (expense):
 Amortization of goodwill                                                   (53,025)                (79,537)
 --------------------------------------------------------------------
 Other income                                                                   715                   3,981
 --------------------------------------------------------------------
 Loss on disposal of assets                                                  (3,163)                 (3,572)
 --------------------------------------------------------------------
 Interest & dividend income                                                 105,650                  84,833
 ------------------------------------------------------------------------------------------------------------------

                                                                             50,177                   5,705
                                                                    -----------------------------------------------

Income before income tax provision                                        2,535,292               1,835,334
---------------------------------------------------------------------

Income tax provision                                                       (884,276)               (613,572)
-------------------------------------------------------------------------------------------------------------------

Net income                                                           $    1,651,016          $    1,221,762
--------------------------------------------------------------------===============================================



            The accompanying notes and independent auditor's report
                 should be read with this financial statement.

                              REAL TIME LOGIC, INC.
                                 dba RT LOGIC !
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                  YEARS ENDED MARCH 29, 2002 AND MARCH 30, 2001

                                                Common Stock
                                     -----------------------------------        Retained
                                          Shares            Amount              Earnings              Total
                                     ----------------- -----------------   ------------------- ---------------------

Balance, March 31, 2000                 1,050,000       $   472,747         $    2,067,140      $    2,539,887
-------------------------------------

Issuance of common stock                    5,000             8,125                      -               8,125
-------------------------------------

Net income                                      -                 -              1,221,762           1,221,762
------------------------------------- ---------------- -----------------   ------------------- ---------------------

Balance, March 30, 2001                 1,055,000           480,872              3,288,902           3,769,774
-------------------------------------

Issuance of common stock                    7,140             9,800                   -                  9,800
-------------------------------------

Repurchase of common stock                 (5,500)           (6,875)               (19,937)            (26,812)
-------------------------------------


Net income                                      -                 -              1,651,016           1,651,016
------------------------------------- ---------------- -----------------   ------------------- ---------------------

Balance, March 29, 2002                 1,056,640       $   483,797         $    4,919,981      $    5,403,778
------------------------------------- ================ =================   =================== =====================



            The accompanying notes and independent auditor's report
                  should be read with this financial statement.

                              REAL TIME LOGIC, INC.
                                 dba RT LOGIC !
                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED MARCH 29, 2002 AND MARCH 30, 2001

CASH FLOWS FROM OPERATING ACTIVITIES                                     2002                     2001
------------------------------------                           --------------------------------------------------
Net income                                                        $    1,651,016           $    1,221,762
---------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by
operating activities:
 Depreciation and amortization                                           204,712                  167,211
 -------------------------------------------------------------
 Deferred income taxes                                                   (15,000)                 (79,000)
 -------------------------------------------------------------
 Loss on disposal of assets                                                3,163                    3,572
 -------------------------------------------------------------
Decrease (increase) in operating assets:
 Accounts receivable                                                     508,604                 (973,053)
 -------------------------------------------------------------
 Income tax receivable                                                    54,777                  (81,293)
 -------------------------------------------------------------
 Costs and estimated earnings in excess
 of billings on uncompleted contracts                                 (1,373,095)                 246,428
 -------------------------------------------------------------
 Inventory                                                               (57,779)                (220,554)
 -------------------------------------------------------------
 Prepaid expenses and other current assets                               (11,477)                   1,634
 -------------------------------------------------------------
Increase (decrease) in operating liabilities:
 Accounts payable                                                        409,652                  (11,315)
 -------------------------------------------------------------
 Accrued wages, benefits and payroll taxes                               (17,633)                 181,905
 -------------------------------------------------------------
 Accrued commissions and bonuses                                         806,330                  (83,060)
 -------------------------------------------------------------
 Other accrued liabilities                                                28,490                    9,987
 -------------------------------------------------------------
 Warranty and extended maintenance liability                                  -                   129,182
 -------------------------------------------------------------
 Income taxes payable                                                    (18,379)                (269,266)
 -------------------------------------------------------------
 Billings in excess of costs and estimated
 earnings on uncompleted contracts                                        66,683                  569,510
 ---------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                              2,240,064                  813,650
-----------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------

Acquisition of property and equipment                                   (423,710)                (108,420)
---------------------------------------------------------------
Repayments from related party                                              9,380                    6,000
-----------------------------------------------------------------------------------------------------------------

Net cash used in investing activities                                   (414,330)                (203,988)
-----------------------------------------------------------------------------------------------------------------



            The accompanying notes and independent auditor's report
                  should be read with this financial statement.

CASH FLOWS FROM FINANCING ACTIVITIES                                           2002                   2001
------------------------------------                                    --------------------   --------------------

Issuance of common stock                                                 $           9,800      $           8,125
---------------------------------------------------------------------   --------------------   --------------------
Repurchase of common stock                                                         (26,812)                    -
---------------------------------------------------------------------   --------------------   --------------------
Net cash provided by (used in) financing activities                                (17,012)                 8,125
---------------------------------------------------------------------   --------------------   --------------------
Net increase in cash and cash equivalents                                        1,808,722                617,787
---------------------------------------------------------------------
Cash and cash equivalents, beginning of year                                     2,178,417              1,560,630
---------------------------------------------------------------------   --------------------   --------------------
Cash and cash equivalents, end of year                                   $       3,987,139      $       2,178,417
---------------------------------------------------------------------   ====================   ====================


SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION
-------------------------------------------

Interest paid during the period                                          $            -         $              -
---------------------------------------------------------------------   ====================   ====================
Income taxes paid during the period                                      $       862,437        $       1,043,134
---------------------------------------------------------------------   ====================   ====================



            The accompanying notes and independent auditor's report
                 should be read with this financial statement.

                             REAL TIME LOGIC, INC.
                                 dba RT LOGIC!
                         NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business and organization
-----------------------------------

Real Time Logic, Inc., dba RT Logic!, (Company) was incorporated on March 26, 1997 and began doing business on April 1, 1997, in the State of Colorado. The Company was formed through the tax-free divestiture of the Colorado Springs operations of Advanced Processing Laboratories, Inc. (AP Labs), a California company. The Company's fiscal year ends on the last Friday in March.

The Company specializes in the real-time satellite, ground and test computing market. Services and products, provided under signed contracts, include software driver products, hardware/firmware-based interface controllers, engineering services, integrated development platforms, and complete turn-key systems. The Company's customer base primarily consists of government contractors located in Colorado and California; the Company grants credit to all of its customers. The Company operates out of offices located in Colorado Springs and Denver, Colorado and in San Diego, California.

Major customers
---------------

During the years ended March 29, 2002, and March 30, 2001, approximately 49% and 46%, respectively, of the Company's revenues were generated from major customers located in Colorado and California as follows:

                                       2002                    2001
                                -------------------      ------------------

          Customer A                           21%                     13%
          Customer B                            2%                     10%
          Customer C                           12%                     12%
          Customer D                           14%                     11%
                                -------------------      ------------------

          Totals                               49%                     46%
                                ===================      ==================




In addition, approximately 38% of accounts receivable were from three of these customers as of March 29, 2002, and approximately 41% of accounts receivable were from three of these customers as of March 30, 2001.

                             REAL TIME LOGIC, INC.
                                 dba RT LOGIC!
                         NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)

Use of estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the of the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash equivalents
----------------

For purposes of the statements of cash flows, the Company considers all highly liquid investments with maturities of three months or less to be cash equivalents. The Company maintains its cash and cash equivalents in bank deposits which, at times, may exceed federally insured limits. The company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Accounts receivable
-------------------

It is management's opinion that all accounts receivable as of March 29, 2002, and March 30, 2001, are collectible. Therefore, an allowance for doubtful accounts has not been recorded.

Inventory
---------

Inventory consists of service parts and materials and is stated at the lower of cost or market using the first-in, first-out (FIFO) method of accounting.

Property and equipment
----------------------

Property and equipment are recorded at cost and are being depreciated over their estimated useful lives using straight-line methods as follows:

         Computers and related equipment                        3 - 5 years
         Office furniture and equipment                         5 - 7 years
         Leasehold improvements                                 3 - 5 years

                             REAL TIME LOGIC, INC.
                                 dba RT LOGIC!
                         NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)

Property and equipment (continued)
----------------------------------

Depreciation expense for the years ended March 29, 2002 and March 30, 2001, was $151,687 and $87,674, respectively; of which $130,156 and $78,957, respectively, is included in cost of contract sales.

Goodwill
--------

Goodwill is being amortized on an accelerated basis over five years. This method has been selected as it approximates the goodwill on the contracts purchased. Amortization expense for the years ended March 29, 2002 and March 30, 2001, was $53,025 and $79,537, respectively. Goodwill was fully amortized as of March 29, 2002.

Warranty and extended maintenance liability
-------------------------------------------

The Company offers a minimum of a ninety-day warranty on materials and labor for most of its products. However, in many instances, the Company elects to extend its responsibility for its products to include a period of time substantially longer than the warranty period. In certain instances, products delivered to customers may not be utilized or implemented by the customer for a number of months or years. Management has established an estimate of such warranty costs to be covered by the Company to include normal defects and claims, as well as for any major breakdowns that could occur on products or systems delivered to customers. The amount of warranty accrual for these estimated costs for the years ended March 29, 2002 and March 30, 2001, was $280,751 and $349,121
respectively. Actual warranty costs incurred for the years ended March 29, 2002 and March 30, 2001, was $94,601 and $93,037 respectively.

The Company also offers extended maintenance contracts in one, two, or three year terms. Revenue on these extended maintenance contracts is deferred and recognized ratably over the period of the contract. Deferred revenue for extended maintenance contracts for the years ended March 29, 2002 and March 30, 2001, was $264,757 and $196,387 respectively.

                             REAL TIME LOGIC, INC.
                                 dba RT LOGIC!
                         NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)

Revenue and cost recognition
----------------------------

Revenues from substantially all long-term cost plus fixed fee and fixed price contracts are recognized on the percentage-of-completion method, measured by the percentage of total contract costs incurred to date to estimated total contract costs for each contract. This method is used because management considers total contract costs to be the best available measure of progress on these contracts. Initial cost estimates supporting the Company's contracts are necessarily based on facts and circumstances known at the time the estimates are made. Estimates of projected contract costs are continuously updated over the period of contract performance and change order negotiations may affect overall job profitability. Considerable judgment must be applied to reasonably evaluate the potential outcomes of issues that arise during the contract performance period and the effect their resolution will have on the ultimate margins or losses that may be realized by the Company. Consequently, the estimates that support the Company's revenue recognition decisions have a very significant impact on the results of operations reported by the Company. Contract costs include all direct materials, labor, subcontract costs and those indirect costs related to contract performance such as indirect labor, supplies and general and administrative costs allocable to direct labor. All other general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability may result in revisions to income, which are recognized in the period in which revisions are determined.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts" represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts" represents billings in excess of revenues recognized.

Income taxes
------------

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. Income taxes are provided for the tax effects of transactions reported in the financial statements. Deferred tax assets are recognized on all deductible temporary differences.

                             REAL TIME LOGIC, INC.
                                 dba RT LOGIC!
                         NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   (CONTINUED)

Income taxes (continued)
------------------------

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Investment tax credits are recognized as a reduction of income taxes in the period in which the credits are recognized.

Reclassifications
-----------------

Certain prior year amounts have been reclassified to conform with current year presentation.

2. COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs and estimated earnings on uncompleted contracts consist of the following:

                                                         2002          2001
                                                    -------------  -------------
    Costs incurred on uncompleted contracts         $ 19,307,399   $ 12,336,401
    Estimated earnings                                 9,887,291      6,120,978
                                                    -------------  -------------
                                                      29,194,690     18,457,379
    Less billings to date                            (27,959,982)   (18,529,083)
                                                    -------------  -------------

                                                    $  1,234,708   $    (71,704)
                                                    =============  =============

                             REAL TIME LOGIC, INC.
                                 dba RT LOGIC!
                         NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001

2. COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS
   (CONTINUED)

These amounts have been included in the accompanying balance sheets under the following captions:

                                                                     2002            2001
                                                                 -------------    -----------
    Costs and estimated earnings in excess of
        billings on uncompleted contracts                         $ 2,443,065     $ 1,069,970

    Billings in excess of costs and estimated
        earnings on uncompleted contracts                          (1,208,357)     (1,141,674)
                                                                 -------------    ------------

                                                                  $ 1,234,708     $   (71,704)
                                                                 =============    ============



3. BACKLOG (UNAUDITED)

Backlog represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at year-end and from contractual agreements on which work has not yet begun.

      Backlog balance at March 30, 2001                      $  7,715,642
      New contracts during the year                            15,270,528
                                                             ------------
                                                               22,986,170
      Less contract revenue earned during the year             12,586,254
                                                             ------------
      Backlog balance at March 29, 2002                      $ 10,399,916
                                                             ============


The Company also entered into additional contracts with estimated revenues of approximately $3,399,148 between April 1, 2002 and May 15, 2002.

                             REAL TIME LOGIC, INC.
                                 dba RT LOGIC!
                         NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001

4. COMMITMENTS AND CONTINGENCIES

Line-of-credit
--------------

The Company has an unsecured revolving line of credit for $350,000 bearing interest at 6.75% per annum and expiring on July 30, 2002. As of March 29, 2002 and March 30, 2001, there were no advances on the line of credit.

The line-of-credit is subject to provisions that require the Company to meet certain financial ratios and other operating minimums and restrictions. As of March 29, 2002, and March 30, 2001, the Company was in compliance with these provisions.

Operating lease agreements
--------------------------

The Company rents office space from unrelated parties under two operating leases expiring January 31, 2004 and December 31, 2005, for the Denver and Colorado Springs offices, respectively. As of March 29, 2002, the Colorado Springs lease payments total $14,041 per month plus maintenance fees related to this lease. These payments increase to $14,743 in January 2003 per the lease agreement. For the Denver lease, monthly lease payments total $3,600 per month. A new Denver lease became effective on July 1, 2001 and expires on January 31, 2004, replacing the previous Denver lease which expired on January 31, 2002. Payments under the previous lease were $1,884 per month. The increase is due to an increase in square footage being leased by the Company. Total rent expense under these operating leases was $163,670 and $111,661 for the years ended March 29, 2002, and March 31, 2000, respectively. Minimum lease payments under these lease arrangements are as follows:

                           Years Ending
                              March,
                       ---------------------
                               2003                $   206,593
                               2004                    179,118
                               2005                    188,044
                               2006                    146,223
                               2007                          -
                                                   -----------
                                                   $   719,978
                                                   ===========

                             REAL TIME LOGIC, INC.
                                 dba RT LOGIC!
                         NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001

4. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Profit sharing plan
-------------------

The Company has a discretionary 401(k) profit sharing plan (Plan), covering employees over 21 years of age that meet the specific service and eligibility requirements as defined by the Plan. The Plan provides for Company contributions up to the maximum amount allowed by regulation. The Company contributed $199,282 and $213,387 for the years ended March 29, 2002, and March 30, 2001, respectively.

5. RELATED PARTY TRANSACTIONS

Also during the fiscal year ended March 31, 2000, the Company advanced $20,000 to a stockholder. As of March 30, 2001, this receivable had a balance of $9,380 and was repaid as of March 29, 2002.

6. INCOME TAXES

As of March 29, 2002, and March 30, 2001, the Company has a deferred tax asset of $271,000 and $256,000, respectively, resulting from future deductible temporary differences related primarily to the warranty and extended maintenance liability.

Components of the provision for income taxes for the years ending March 29, 2002, and March 30, 2001, is as follows:

                              2002        2001
                           ----------  ----------
Current tax expense        $ 899,276   $ 692,572
Deferred tax benefit         (15,000)    (79,000)
                           ----------  ----------

                           $ 884,276   $ 613,572
                           ==========  ==========

Included in current income tax expense for the year ended March 29, 2002 is the recognition of federal and state income tax credits of approximately $116,886 and $14,264, respectively. Included in current income tax expense for the year ended March 30, 2001 is the recognition of federal and state income tax credits of approximately $106,500 and $13,855, respectively.

                              REAL TIME LOGIC, INC.
                                  dba RT LOGIC!
                          NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001



7.   STOCK OPTION PLAN

In 1999, the Company adopted a nonqualified stock option plan. The Company's stock option plan provides for the granting of nonqualified stock options to directors, key employees and independent contractors for the purchase of shares of the Company's common stock at a price determined by the Board of Directors at the date the option is granted. The options vest 20% each year and expire within twenty years from the date of grant.

A summary of stock option activity follows:

                                                        Weighted
                                                         Average
                                          Number of     Exercise
                                            Shares        Price
                                          ---------     --------
     Outstanding at beginning of year     1,304,500     $  0.85
     Granted                                111,000        2.13
     Exercised                               (1,640)       1.02
     Cancelled                               (5,500)       1.25
                                          ---------     -------
     Outstanding at end of year           1,408,360     $  0.94
                                          =========     =======
     Exercisable at end of year             826,444     $  0.72
                                          =========     =======

In accordance with SFAS No. 123, Accounting for Stock-Based Compensation, the Company applied APB Opinion 25 and related interpretations in accounting for its stock option plan, and accordingly does not record compensation costs on grants to associates. The effect of compensation cost based on the fair value of the option granted at the grant date as prescribed by SFAS No. 123 is not considered material.

                              REAL TIME LOGIC, INC.
                                  dba RT LOGIC!
                          NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001



8.   SPECIAL BONUS PLAN

The Company has a discretionary bonus plan which covers substantially all employees of the Company and provides for the distribution of the Company's income before bonuses and certain other adjustments to all eligible employees. For the years ended March 29, 2002 and March 30, 2001, the Company paid a special bonus to eligible employees totaling $525,000 each year. This special bonus had the following effect on the Company's statement of income for the years ended March 29, 2002 and March 30, 2001.

                                                            2002
                                                ----------------------------
                                                With Special      Without
                                                    Bonus      Special Bonus
                                                ------------   -------------
     Contract revenue                           $12,586,254     $12,586,254
     Cost of contract revenue                     6,432,614       6,432,614
                                                -----------     -----------
     Gross profit                                 6,153,640       6,153,640
     Operating expenses                           3,668,525       3,143,525
                                                -----------     -----------
     Income from operations                       2,485,115       3,010,115
     Other income                                    50,177          50,177
                                                -----------     -----------
     Income before income tax provision           2,535,292       3,060,292
     Income tax provision                          (884,276)     (1,067,389)
                                                -----------     -----------
     Net income                                 $ 1,651,016     $ 1,992,903
                                                ===========     ===========


                                                            2001
                                                ----------------------------
                                                With Special      Without
                                                    Bonus      Special Bonus
                                                -----------    -------------
     Contract revenue                           $10,563,124     $10,563,124
     Cost of contract revenue                     5,493,070       5,493,070
                                                -----------     -----------
     Gross profit                                 5,070,054       5,070,054
     Operating expenses                           3,240,425       2,715,425
                                                -----------     -----------
     Income from operations                       1,829,629       2,354,629
     Other income                                     5,705           5,705
                                                -----------     -----------
     Income before income tax provision           1,835,334       2,360,334
     Income tax provision                          (613,572)       (789,085)
                                                -----------     -----------
     Net income                                 $ 1,221,762     $ 1,571,249
                                                ===========     ===========

                              REAL TIME LOGIC, INC.
                                  dba RT LOGIC!
                          NOTES TO FINANCIAL STATEMENTS
                       MARCH 29, 2002, AND MARCH 30, 2001



8.   SPECIAL BONUS PLAN (CONTINUED)


                                                    With Special      Without
                                                       Bonus       Special Bonus
                                                    ------------   -------------
     Key ratios for 2002 (as a percent of sales):

      Operating expenses                               29.15%         24.98%
      Income from operations                           19.74%         23.92%
      Income before interest and taxes (EBIT)          20.14%         24.31%
      Net income                                       13.12%         15.83%

                            SUPPLEMENTARY INFORMATION

                              REAL TIME LOGIC, INC.
                                  dba RT LOGIC!
           SCHEDULE I - SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES
                  YEARS ENDED MARCH 29, 2002 AND MARCH 30, 2001

                                                          2002                             2001
                                               --------------------------     ----------------------------
                                                               Percent of                       Percent of
                                                                Revenues                         Revenues
                                                              -----------                       ----------
Advertising                                    $   46,839          0.37%      $   20,268           0.19%
-------------------------------------------
Allocated rent, utilities,
 telephone, and insurance                          74,660          0.59%          42,162           0.40%
-------------------------------------------
Bank charges                                          979          0.01%             928           0.01%
-------------------------------------------
Bonuses                                           380,250          3.02%         252,898           2.39%
-------------------------------------------
Bids and proposals                                118,223          0.94%          82,439           0.78%
-------------------------------------------
Depreciation                                       21,531          0.17%           8,717           0.08%
-------------------------------------------
Donations                                           7,000          0.06%               -           0.00%
-------------------------------------------
Dues, fees, and subscriptions                       1,054          0.01%           1,551           0.01%
-------------------------------------------
Employee benefits                                 116,979          0.93%         100,263           0.95%
-------------------------------------------
Entertainment and promotion                         3,978          0.03%           4,021           0.04%
-------------------------------------------
Equipment rental                                      491          0.00%             428           0.00%
-------------------------------------------
Insurance                                          70,055          0.56%          62,947           0.60%
-------------------------------------------
Miscellaneous                                         628          0.00%             585           0.01%
-------------------------------------------
Outside services                                       52          0.00%             357           0.00%
-------------------------------------------
Payroll taxes                                      43,627          0.35%          60,144           0.57%
-------------------------------------------
Printing                                            8,106          0.06%           4,768           0.05%
-------------------------------------------
Professional services                              18,146          0.14%          17,181           0.16%
-------------------------------------------
Recruitment                                         1,961          0.02%             520           0.00%
-------------------------------------------
Sales representative services                     333,527          2.65%         369,361           3.50%
-------------------------------------------
Salaries                                          603,835          4.80%         511,201           4.84%
-------------------------------------------
Supplies                                           50,380          0.40%          41,007           0.39%
-------------------------------------------
Travel, conference & trade shows                   70,146          0.56%          66,717           0.63%
-------------------------------------------
Taxes and licenses                                  2,215          0.02%           1,907           0.02%
-------------------------------------------    ----------         ------      ----------          ------
                                               $1,974,662         15.69%      $1,650,370          15.62%
                                               ==========         ======      ==========          ======

                                       20